                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant   [X]
Filed by a Party other than the Registrant [_]




Check the appropriate box:              [ ] Confidential, for
[X] Preliminary Proxy Statement             Use of the Commission Only
[ ] Definitive Proxy Statement              (as Permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant
    to Rule 14a-11(c) or Rule 14a-12

                          BANYAN SYSTEMS INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
  (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
  (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
  (5) Total fee paid:

--------------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

--------------------------------------------------------------------------------
  (2) Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
  (3) Filing Party:

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  (4) Date Filed:

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

                          BANYAN SYSTEMS INCORPORATED
                               120 Flanders Road
                         Westboro, Massachusetts 01581

              Notice of Annual Meeting of Stockholders to be Held
                            on Tuesday, May 9, 2000

  The Annual Meeting of Stockholders of Banyan Systems Incorporated (the "Company") will be held at the Westboro Marriott, 5400 Computer Drive, Westboro, Massachusetts on Tuesday, May 9, 2000, at 2:00 p.m., local time, to consider and act upon the following matters:

     1. To elect three Class II Directors to serve for the ensuing three years.

     2. To approve an amendment to the Company's Second Restated Articles of Organization to increase the authorized number of shares of Common Stock of the Company from 35,000,000 to 100,000,000.

     3. To approve an amendment to the Company's Second Restated Articles of Organization to change the name of the Company from Banyan Systems Incorporated to ePresence, Inc.

     4. To ratify and approve an amendment to the Company's 1992 Stock Incentive Plan, as amended, increasing from 4,450,000 to 5,470,000 the number of shares of Common Stock of the Company authorized for issuance under such plan.

     5. To ratify and approve an amendment to the Company's 1992 Director Stock Option Plan, as amended increasing from 200,000 to 325,000 the number of shares of Common Stock of the Company authorized for issuance under such plan.

     6. To ratify the selection by the Board of Directors of PricewaterhouseCoopers LLP as the Company's independent accountants for the current fiscal year.

     7. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

  Stockholders of record at the close of business on March 24, 2000 will be entitled to notice of and to vote at the meeting or any adjournment or adjournments thereof. The stock transfer books of the Company remain open.

  All stockholders are cordially invited to attend the meeting.

                                  By Order of the Board of Directors,


                                  RICHARD M. SPAULDING, Senior Vice President
                                   and Chief Financial Officer, Treasurer and
                                   Clerk

  Westboro, Massachusetts
  March 31, 2000

  WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

                          BANYAN SYSTEMS INCORPORATED

                               120 Flanders Road
                         Westboro, Massachusetts 01581

             Proxy Statement for the Annual Meeting of Stockholders
                       To Be Held on Tuesday, May 9, 2000

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors" or the "Board") of Banyan Systems Incorporated (the "Company") for use at the Annual Meeting of Stockholders to be held at the Westboro Marriott, 5400 Computer Drive, Westboro, Massachusetts on Tuesday, May 9, 2000 at 2:00 p.m., local time, and at any adjournment or adjournments of the meeting (the "Annual Meeting"). All proxies will be voted in accordance with the stockholders' instructions, and if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Clerk of the Company or by voting in person at the Annual Meeting.

  At the close of business on March 24, 2000, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of _______________shares of Common Stock, $0.01 par value per share (the "Common Stock"). Holders of shares of Common Stock are entitled to one vote per share as to all matters submitted to the stockholders at the Annual Meeting.

  The Company's Annual Report for 1999 was mailed to stockholders, along with these proxy materials, on or about March 31, 2000.

  THE COMPANY WILL, UPON WRITTEN REQUEST OF ANY STOCKHOLDER, PROVIDE WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH ____, 2000. REQUESTS SHOULD BE ADDRESSED TO THE TREASURER OF THE COMPANY, 120 FLANDERS ROAD, WESTBORO, MASSACHUSETTS 01581.

VOTES REQUIRED

  Under the Company's Amended and Restated By-laws (the "By-laws"), the holders of a majority of the number of votes represented by shares of capital stock issued, outstanding and entitled to vote on any matter shall constitute a quorum with respect to that matter at the Annual Meeting. Shares of capital stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present.

  The affirmative vote of the holders of a plurality of the votes cast by the stockholders entitled to vote at the Annual Meeting is required for the election of directors. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock and entitled to vote on the matter is required for approval of the amendments to the Company's Second Restated Articles of Organization. The affirmative vote of the holders of a majority of the shares of capital stock present or represented and voting on the matter is required for the approval of all other matters being presented for stockholder approval at the Annual Meeting.

  Shares which abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be voted in favor of such matter, and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and "broker non-votes" will have the effect of a vote against the amendments to the Company's Second Amended and Restated Articles of Organization, but will have no effect on the voting on the other matters being presented for stockholder approval at the Annual Meeting.

BENEFICIAL OWNERSHIP OF COMMON STOCK

  The following table sets forth certain information, as of January 31, 2000 (except as otherwise specified), with respect to the beneficial ownership of the Common Stock by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each director and nominee for director of the Company, (iii) each executive officer of the Company during 1999 named in the Summary Compensation Table set forth under the caption "Executive Compensation" below and (iv) all directors and executive officers of the Company as of January 31, 2000 as a group:



                                                           Number of Shares of Common      Percentage of Common
                   Beneficial Owner                       Stock Beneficially Owned (1)     Stock Outstanding (2)
                   ----------------                        --------------------------      ---------------------
HarbourVest Partners V-Direct Fund, L.P. (3)
  c/o HarbourVest Partners, LLC
   One Financial Center, 44th Floor
    Boston, Massachusetts 02111........................                        3,947,380                    16.2%
Microsoft Corporation (4)
 One Microsoft Way
 Redmond, Washington 98052.............................                        1,750,000                     7.1%
Anthony J. Bellantuoni (5).............................                           65,000                       *
Robert D. Burke (6)....................................                          175,900                       *
John F. Burton (7).....................................                          141,000                       *
William P. Ferry (8)...................................                          621,658                     2.7%
David C. Mahoney (9)...................................                          464,097                     2.0%
Albert A. Notini.......................................                                0                       *
John J. Rando..........................................                                0                       *
Fontaine K. Richardson (10)............................                           47,944                       *
Scott Silk (11)........................................                           87,500                       *
Richard M. Spaulding (12)..............................                           97,264                       *
Robert M. Wadsworth (13)...............................                        3,957,880                    16.3%
All directors and executive officers as a group (11
 persons)(14)..........................................                        5,658,243                    22.5%


_____________
* Less than 1%

(1) The inclusion herein of any shares of Common Stock deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. Unless otherwise indicated, each person listed above has sole voting and investment power with respect to the shares listed. For purposes of this table, each person is deemed to beneficially own any shares subject to stock options, warrants or other securities convertible into Common Stock, held by such person which are currently exercisable or convertible or exercisable or convertible within 60 days after January 31, 2000.

 (2) Number of shares deemed outstanding includes 22,989,090 shares issued and outstanding as of January 31, 2000 plus any shares subject to stock options, warrants or other securities convertible into Common Stock, held by the referenced beneficial owner(s).
 (3) On February 14, 2000, HarbourVest Partners, LLC ("HarbourVest") filed a
     Schedule 13G with the Securities Exchange Commission reporting beneficial ownership of a total of 3,947,380 shares of Common Stock, consisting of (i) 2,631,580 shares of Common Stock, (ii) 657,900 shares of Common Stock issuable upon conversion of 65,790 shares of the Company's Series B Convertible Preferred Stock, $0.01 par value per share (the "Series B Preferred"), which shares of Series B Preferred are issuable upon exercise of a warrant, and (iii) 657,900 shares of Common Stock issuable upon conversion of 65,790 shares of the Company's Series C Convertible Preferred Stock, $0.01 par value per share (the "Series C Preferred"), which shares of Series C Preferred are issuable upon exercise of a warrant. HarbourVest is the managing member of HVP V-Direct Associates L.L.C., which is the general partner of HarbourVest Partners V-Direct Fund L.P. ("HarbourVest Fund"), the record and ultimate owner of such shares. HarbourVest, in its capacity as managing member of the general partner of HarbourVest Fund, has the sole power to vote and dispose of all the aforementioned shares. Such information is reported herein in reliance upon such filing.
 (4) On January 28, 1999, Microsoft Corporation ("Microsoft") filed a Schedule 13G/A with the Securities and Exchange Commission reporting, as of January 8, 1999, beneficial ownership of a total of 1,750,000 shares issuable upon exercise of a warrant and sole voting and dispositive power with respect to such shares. Such information is reported herein in reliance upon such filing.
 (5) Includes 35,000 shares issuable upon exercise of stock options held by Mr. Bellantuoni and 24,000 shares subject to the Company's right to repurchase all or part of such shares at their purchase price in the event that conditions specified by the Board are not satisfied prior to specified dates, which dates may be accelerated in the Board's discretion ("Restricted Stock").
 (6) Includes 115,900 shares issuable upon exercise of stock options held by Mr. Burke and 48,000 shares of Restricted Stock.
 (7) Consists of 141,000 shares issuable upon exercise of stock options held by Mr. Burton.
 (8) Includes 421,658 shares issuable upon exercise of stock options held by Mr. Ferry and 128,000 shares of Restricted Stock.
 (9) Consists of 3,000 shares issuable upon exercise of stock options held by Mr. Mahoney and 461,097 shares held jointly by Mr. Mahoney and his wife.
(10) Consists of 21,000 shares issuable upon exercise of stock options held by Mr. Richardson.
(11) Consists of 57,500 shares issuable upon exercise of stock options held by Mr. Silk and 30,000 shares of Restricted Stock. Mr. Silk's Restricted Stock is not subject to accelerated vesting.
(12) Includes 63,264 shares issuable upon exercise of stock options held by Mr. Spaulding and 27,200 shares of Restricted Stock.
(13) Consists of 10,500 shares issuable upon exercise of stock options held by Mr. Wadsworth and 3,947,380 shares beneficially owned by HarbourVest Fund, as more fully described in note (3) above. Mr. Wadsworth is a managing director of HarbourVest Partners, LLC, which is the managing member of HVP V-Direct Associates, L.L.C., a general partner of HarbourVest Fund. Mr. Wadsworth disclaims beneficial ownership of all shares owned by HarbourVest Fund.
(14) Includes the shares and shares issuable upon exercise of stock options listed in Notes (5)-(13) above.

                            1. ELECTION OF DIRECTORS

  The By-laws provide that the Board of Directors is classified into three classes (designated Class I Directors, Class II Directors and Class III Directors), with members of each class holding office for staggered three-year terms. In addition, the Company's Second Restated Articles of Organization, as amended, provide that the holders of Series A Preferred are entitled to elect one additional member of the Board. Effective June 7, 1999, all of the Company's Series A Preferred automatically converted into shares of Common Stock. On such date, the Board of Directors fixed the size of the Board at seven persons and elected the Series A Preferred Director at the time, Robert M. Wadsworth, to the Board, designating Mr. Wadsworth as a Class II Director. Accordingly, at the time of the Annual Meeting, there will be three Class II Directors, whose terms expire at the Annual Meeting, two Class III Directors, whose terms expire at the 2001 Annual Meeting of Stockholders, and two Class I Directors, whose terms expire at the 2002 Annual Meeting of Stockholders (in all cases subject to the election and qualification of their successors and to their earlier death, resignation or removal).

  The persons named in the enclosed proxy will vote to elect John F. Burton, Fontaine K. Richardson and Robert M. Wadsworth as Class II Directors to serve for the ensuing three years, unless authority to vote for the election of either or both is withheld by marking the proxy to that effect. Both of the nominees are currently Class II Directors of the Company. Each of the nominees has indicated his willingness to serve, if elected, but if either should be unable or unwilling to serve, proxies may be voted for a substitute nominee designated by the Board.

DIRECTORS AND NOMINEES

  The following table sets forth, for each director of the Company (including the three nominees for Class II Director), his name and age, his positions with the Company, his principal occupation and business experience during the past five years, the names of the other public reporting corporations for which he serves as a director and the year during which he first became a director of the
Company:

                        NOMINEES FOR CLASS II DIRECTORS

  JOHN F. BURTON, 48, has been a director of the Company since 1991. From November 1996 to October 1997, he served as Chairman of the Board. Mr. Burton has been the President of Burton Technology Partners, Ltd., an investment and strategic planning company, since October 1996. Since March 1997, Mr. Burton has also been a Managing Director at Updata Capital, Inc., an investment banking firm. From September 1995 until October 1996, he served as the President and Chief Executive Officer of NatSystems International, Inc., a software company. From March 1984 until February 1995, he was the President, Chief Executive Officer and a director of LEGENT Corporation, a public systems management software company. He is a director of AXENT Technologies, Inc. and TREEV, Inc.

  FONTAINE K. RICHARDSON, 58, has been a director of the Company since 1984. He has been a General Partner of Eastech Management Company, a private venture capital firm, since 1983. He is a director of Mentor Graphics Corporation.

  ROBERT M. WADSWORTH, 39, has been a director of the Company since March 1998. He has been a managing director of HarbourVest Partners, LLC, a venture capital management company, since December 1988. He joined Hancock Venture Partners, the predecessor of HarbourVest Partners, LLC, in

July 1986. He is a director of Concord Communications, Inc., Trintech Group PLC and several private companies. Mr. Wadsworth is a general partner of several private equity funds managed by HarbourVest.

           CLASS III DIRECTORS (TERMS EXPIRE AT 2001 ANNUAL MEETING)

  ALBERT A. NOTINI, has been a director of the Company since October 1999.
Since July 1999, Mr. Notini has served as Executive Vice President at Getronics, N.V., a Netherlands-based network services company. From February 1994 to June 1999, Mr. Notini served as General Counsel for Wang Global Inc. From January 1999 to June 1999, Mr. Notini also served as Executive Vice President, Corporate Development and Administration at Wang. Prior to joining Wang, Mr. Notini was a senior partner at the law firm of Hale and Dorr LLP in Boston, Massachusetts.

  WILLIAM P. FERRY, 47, has been Chairman of the Board since October 1997. He has been a director of the Company and served as President and Chief Executive Officer since February 1997 and Chairman of the Board of Directors of Switchboard Incorporated, a majority-owned subsidiary of the company ("Switchboard") since February 1998. From August 1990 to February 1997, he served in various management capacities at Wang Laboratories, Inc., including President, Services Division from July 1994 until February 1997 and Senior Vice President and General Manager, North American Operations from January 1993 until July 1994.

            CLASS I DIRECTORS (TERMS EXPIRE AT 2002 ANNUAL MEETING)

  JOHN J. RANDO, 48, has been a director of the Company since October 1999. Since November 1999, Mr. Rando has served as an advisor and partner at Newco Gen Group Investments, an investment banking firm. From June 1998 to July 1999, Mr. Rando served as Senior Vice President and Group General Manager at Compaq Computer Corporation. From November 1976 to June 1998, Mr. Rando served as Senior Vice President and Group General Manager at Digital Equipment Corporation. Presently, Mr. Rando is Chairman of the Board of @Stake, Inc., an information technology consulting firm, and is a director of Yankee Energy System, Inc. and National Computer Systems, Inc.

  DAVID C. MAHONEY, 55, a founder of the Company, has been a director of the Company since the Company's inception in 1983 and a served as a director of Switchboard since its inception in April 1996 until September 1999. Since January 1999, Mr. Mahoney has served as President and Chief Executive Officer of Dataware Technologies Inc. and since February 1999 he has served as a director of Dataware. Mr. Mahoney served as Chairman of the Board and Chief Executive Officer of the Company from its inception until November 1996 and served as President of the Company from its inception until April 1987, from May 1989 until June 1992 and from January 1995 to February 1997. He is a director of Applix, Inc.and several smaller early stage software companies.

BOARD AND COMMITTEE MEETINGS

  The Company has a standing Audit Committee of the Board of Directors, which reviews the Company's internal accounting control policies and procedures, considers and recommends the selection of the Company's independent accountants, reviews and approves any major accounting policy changes affecting the Company's operating results and provides the opportunity for direct contact between the Company's independent accountants and the Board. The Audit Committee met five times during 1999. The current Audit Committee members are Messrs. Rando and Richardson.

  The Company has a standing Compensation Committee of the Board of Directors, which provides recommendations to the Board regarding compensation programs of the Company and administers certain of the Company's employee benefit plans. The Compensation Committee met six times during 1999. The current members of the Compensation Committee are Messrs. Burton, Richardson and Notini.

  The Company has a standing Nominating Committee of the Board, which provides recommendations to the Board with respect to candidates for directors of the Company. The Nominating Committee considers nominees recommended by stockholders of the Company. Any stockholder may submit such a recommendation in writing to the Nominating Committee by addressing it to the attention of the Clerk of the Company. The Nominating Committee met three times during 1999. The current members of the Nominating Committee are Messrs. Burton, Ferry and Richardson.

  The Board of Directors met nine times during 1999. Each director attended at least 75% of the aggregate of the number of Board meetings and the number of meetings held by all committees on which he then served.

DIRECTOR COMPENSATION

  Members of the Board of Directors who are not employees of the Company are paid a retainer of $4,000 per year. In addition, directors receive $1,000 for each Board meeting attended and $500 for each Committee meeting attended. Directors have the option of electing to receive the following year's entire annual cash retainer and fees for board and committee meeting attendance in Common Stock instead of cash. Additionally, directors may elect, prior to the beginning of each year, to receive their annual compensation through a deferred compensation arrangement. Under this arrangement, participating directors select investment vehicles based on their risk preferences in which the Company invests their fees. The Company reimburses all of its directors for their out-of-pocket expenses in connection with performing their duties as directors of the Company.

  Prior to October 1999, under the terms of the Company's 1992 Director Stock Option Plan, as amended (the "Director Plan"), directors of the Company who were not officers or employees of the Company or of any subsidiary of the Company, on the date of each annual meeting of Stockholders, received nonstatutory options to purchase 3,000 shares of Common Stock. During 1999, Messrs. Burton, Mahoney, Richardson and Wadsworth were each granted such a stock option for 3,000 shares of Common Stock at an exercise price of $13.25 per share. In October 1999, the Board of Directors amended the Director Plan providing for an increase in the number of annual option grants, from 3,000 to 8,000 shares of Common Stock. Accordingly, on the date of the Annual Meeting, each of the Company's non-employee directors will receive a stock option to purchase 8,000 shares of Common Stock at an exercise price equal to the fair market value on the date of grant. Also in October 1999, the Board amended the Director Plan providing for an increase in the number of options granted to newly elected directors, from 15,000 to 32,000 shares of Common Stock. Accordingly, on October 21, 1999, in connection with their initial election as Directors, Messrs. Notini and Rando each received an option to purchase 32,000 shares of Common Stock at an exercise price of $8.75 per share. After four years of service on the board, each director will also receive a grant of 16,000 options. The options for 32,000 and 16,000 vest in equal annual installments over four years and the 8,000 grant vests on the first anniversary of the grant date.

EXECUTIVE COMPENSATION

 Summary Compensation

  The following table sets forth certain information concerning the compensation of (i) the Company's Chief Executive Officer, and (ii) the Company's four other executive officers during the year ended

December 31, 1999 who were serving as executive officers of the Company on December 31, 1999 and whose individual total salary and bonus exceeded $100,000 during such year (collectively, the "Named Executive Officers").


                                                            SUMMARY COMPENSATION TABLE

                                                                                               Long-Term
                                          Annual  Compensation (1)                         Compensation Awards
                                ------------------------------------------------      -------------------------------
                                                                                                          Securities
                                                                                                          Underlying    All Other
                                                                                      Restricted Stock      Options   Compensation
Name and Principal Position (2)    Year            Salary($)       Bonus($)(3)          Awards($)(4)          (#)(5)     ($)(6)
---------------------------------  ------------  -------------   ---------------      ----------------     ---------    --------

William P. Ferry (7).............   1999            $400,000     $350,000              $      0              500,000     $10,971
    Chairman  of the                1998             363,462      810,900(8)            686,000                    0       2,018
    Board, President                1997             286,731      700,000(9)                  0            1,000,000       1,066
    and Chief Executive
    Officer
Robert D. Burke (10).............   1999            $250,000     $160,000              $      0               30,000     $ 1,974
    Senior Vice President,          1998             249,231      155,000               205,800               30,000       1,594
    Worldwide Sales and Service     1997             178,154      120,000                     0              120,000       1,003
Richard M. Spaulding.............   1999            $180,000     $100,000              $      0               20,000     $ 1,388
   Vice President and               1998             175,538       81,000               116,620               24,000       1,281
   Chief Financial Officer,         1997             136,769       70,000                     0               30,000         953
   Treasurer and Clerk
Scott G. Silk (11)...............   1999            $180,769     $ 85,000              $277,200              150,000     $ 2,392
   Senior Vice President, Marketing
   and Business Development
Anthony J. Bellantuoni (12)......   1999            $155,000     $ 75,000              $      0               15,000     $ 3,168
   Vice President                   1998             150,577       58,500               102,900               15,000       1,024
   Human Resources                  1997              58,558       25,000                     0               50,000           0


(1) Excludes perquisites and other personal benefits because the aggregate amount of such compensation was in all cases less than the lesser of either $50,000 or 10% of the total of annual salary and bonus for the Named Executive Officer.
(2)  Lists the principal position with the Company as of December 31, 1999.
(3) Unless otherwise noted, represents amounts awarded as annual incentive bonuses.
(4) Represents the fair market value of the award of Restricted Stock (calculated by multiplying the per share fair market value of the Common Stock on December 31, 1999, by the number of shares of Restricted Stock subject to the award, minus the amount paid by the Named Executive Officer for such Restricted Stock). As of December 31, 1999 William P. Ferry held 128,000 shares of Restricted Stock at a value of $2,558,720, Robert D. Burke held 48,000 shares of Restricted Stock at a value of $959,520, Richard M. Spaulding held 27,200 shares of Restricted Stock at a value of $543,728, Anthony J. Bellantuoni held 24,000 shares of Restricted Stock at a value of $266,100, and Scott G. Silk held 30,000, shares of Restricted Stock, the entire amount he was granted in 1999, at a value of $599,700. The preceding values of such holdings are calculated based on the fair market value of the Common Stock on December 31, 1999 ($20.00) minus the amount paid by the Named Executive Officer for such Restricted Stock. With respect to the Restricted Stock held by Mr. Silk, 50% vests on October 8, 2000 and 50% vests on October 8, 2001. With respect to the Restricted Stock held by all Named Executive Officers other than Mr. Silk, 50% vests on April 16, 2000 and 50% vests on October 16, 2000. With the exception of Mr. Silk, the foregoing vesting schedules have been accelerated from their original schedules, due to the achievement of specified targets for the fair market value of the Common Stock. In addition, during fiscal year 1999, certain specified targets for the fair market value of the Common Stock were achieved and 32,000, 12,000, 6,800 and 6,000 shares of Restricted Stock vested on an accelerated basis for Messrs. Ferry, Burke, Spaulding and Bellantuoni, respectively. In the event of certain terminations of a Named Executive Officer's employment with the Company related to a change in control (as defined), all of such Named Executive Officer's Restricted Stock would vest. Each Named Executive Officer is entitled to the same dividends with respect to his shares of Restricted Stock as are paid to holders of unrestricted shares of Common Stock.
(5) Reflects the grant of options to purchase Common Stock. The Company has never granted stock appreciation rights.
(6)  Represents Company contributions to the Company's 401(k) Plan.
(7)  Mr. Ferry joined the Company as an executive officer in February 1997.
(8) Includes a stock bonus of 160,000 shares of Common Stock, with an aggregate fair market value on the date of grant of $498,400, granted by the Company to Mr. Ferry on January 2, 1998 pursuant to the terms of Mr. Ferry's Employment Agreement with the Company, as amended.
(9) Includes a $400,000 sign-on bonus granted pursuant to Mr. Ferry's Employment Agreement with the Company, as amended.
(10) Mr. Burke joined the Company as an executive officer in March 1997.
(11) Mr. Silk joined the Company as an executive officer in February 1999.
(12) Mr. Bellantuoni joined the Company as an executive officer in July 1997.

 Option Grants, Exercises and Year-End Values


  The following tables set forth certain information concerning option grants and exercises during the fiscal year ended December 31, 1999 to or by the Named Executive Officers and the number and value of the unexercised options held by such persons on December 31, 1999.


                                                 OPTION GRANTS IN LAST FISCAL YEAR

                                                             Individual Grants                         Potential Realizable Value
                                                     -----------------------------------                   At Assumed Annual Rates
                                Number of Securities    Percent of Total    Exercise or                 of Stock Price Appreciation
                                    Underlying            Options Granted    Base Price                        for Option Term(3)
                                    Options              to Employees in      Per Share    Expiration         ------------------
Name                              Granted (#)(1)            Fiscal Year      ($/sh)(2)        Date               5%         10%
----                              -------------             -----------      ---------        -----              --         ---
William P. Ferry                  300,000(4)                  18.9%             $ 8.75       10/21/09        $1,650,863   $4,183,463
                                  200,000(5)                  12.6%              16.88       12/08/09         2,123,166    5,380,331
Robert D. Burke                    30,000                      1.9%             $10.00         3/4/09           188,670      478,110
Richard M.                         20,000                      1.3%             $10.00         3/4/09           125,780      318,740
 Spaulding
Scott G. Silk                     150,000                      9.4%             $12.00         2/1/09         1,605,419    3,622,454
Anthony J.                         15,000                      0.9%             $10.00         3/4/09            94,335      239,055
 Bellantuoni

---------------
(1) Unless otherwise indicated, each option grants a right to purchase shares of Common Stock which vests in three approximately equal annual installments beginning one year after the date of grant, with the exception of Mr. Ferry's option grants which vest monthly. Vesting of certain of the options is accelerated under specified circumstances. See "Certain Relationships and Related Transactions."
(2) Equal to the per share fair market value of the underlying shares of Common Stock on the date of grant.
(3) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock and the date on which the options are exercised. No gain to the optionees is possible without an appreciation in stock price, which will benefit all stockholders commensurately.
(4) Option vests monthly over three years, commencing in October 1999.
(5) Option vests monthly over sixteen months, commencing in March 2001.


                                            AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                                   AND FISCAL YEAR-END OPTION VALUES


                                                                    Number of Securities
                           Shares Acquired                     Underlying Unexercised Options      Value of Unexercised In-the-Money
                             on Exercise     Value Realized          at Fiscal Year-End                    Options at Fiscal
Name                             (#)              ($)(1)                     (#)                            Year-End ($)(2)
----                       ----------------  -------------     -------------------------------  -----------------------------------
                                                                  Exercisable/Unexercisable            Exercisable/Unexercisable
                                                               -------------------------------  ------------------------------------
William P. Ferry.........          420,000         $4,228,135                 304,990/775,010                    5,305,230/8,988,769
Robert D. Burke..........           12,000         $  132,000                   93,200/74,800                    1,610,950/1,011,050
Richard M. Spaulding.....            2,500         $   38,281                   54,839/39,240                        948,071/474,190
Scott G. Silk............                0         $        0                       0/150,000                            0/1,200,000
Anthony J. Bellantuoni...           10,000         $  134,063                   35,100/34,900                        601,350/461,150

--------------
(1) Represents the difference between the aggregate fair market value of the underlying shares of Common Stock on the date of exercise and the aggregate exercise price.
(2) Based on the aggregate fair market value of the underlying shares of Common Stock on December 31, 1999 ($20.00 per share), less the aggregate option exercise price.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


  Messrs. Burton, Richardson and Notini served as members of the Compensation Committee during the Company's last fiscal year. Mr. Ferry also sits on the Compensation Committee of Switchboard.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

 Mr. Ferry's Employment Agreement

  In February 1997, the Company entered into an Employment Agreement with Mr. Ferry, which was amended in June 1997, October 1998 and December 1999. Pursuant to the terms of the Employment Agreement, as amended, Mr. Ferry is employed by the Company as its Chairman of the Board, President and Chief Executive Officer, is paid a minimum annual salary of $500,000 and earns a minimum annual bonus of $300,000, based upon the achievement of certain performance objectives determined by the Board. $100,000 of such bonus is paid to Mr. Ferry as a non-recoverable advance against his bonus in quarterly installments of $25,000 in each of March, June, September and December. The Employment Agreement contains confidentiality and noncompetition provisions.

  In addition, pursuant to the terms of the Employment Agreement, Mr. Ferry was granted (i) a stock option to purchase 1,000,000 shares of Common Stock at a per share exercise price of $2.25, (ii) a one-time cash bonus of $400,000, (iii) an award of 160,000 shares of Common Stock at par value, (iv) an award of 200,000 restricted shares of Common Stock at par value, (v) a stock option to purchase 300,000 shares of Common Stock at a per share exercise price of $8.75, and (vi) a stock option to purchase 200,000 shares of Common Stock at a per share exercise price of $16.875. 128,000 of the 200,000 restricted shares are subject to the Company's right of repurchase which expires as to 64,000 of such shares on April 16, 2000, and an additional 64,000 of such shares on October 16, 2000. The right of repurchase as to 72,000 of such shares expired on October 16, 1999. Upon the occurrence of a change in control, the restricted stock will be 100% vested and no longer subject to a right of repurchase by the Company.

  The Company may terminate the Employment Agreement upon six months written notice to Mr. Ferry. In the event of such a termination, Mr. Ferry will be entitled to receive a cash payment from the Company equal to the greater of $500,000 or the sum of salary and bonus which would have been paid to Mr. Ferry in the year of such termination if all performance related criteria to his bonus payments had been met. Mr. Ferry may terminate the Employment Agreement for good reason upon notice given within 60 days of the occurrence of certain specified events generally relating to diminished responsibility with the Company (or notice given within one year if such events occur due to a change in control of the Company). Upon a change in control of the Company, 50% of the unvested portion of the stock option granted to Mr. Ferry under the Employment Agreement immediately becomes vested and 100% of all shares of Restricted Stock held by Mr. Ferry become fully vested and no longer subject to the Company's right of repurchase. If Mr. Ferry terminates his employment for good reason within one year of a change in control, he will become 100% vested in any outstanding options.

 Other Employment Arrangements

  In March 1997, the Company entered into an Employment Letter with Mr. Burke, pursuant to which the Company agreed to employ Mr. Burke as its Senior Vice President, Worldwide Sales and Service. The Employment Letter provides for an annual base salary of $240,000 and stock options to purchase 120,000 shares of Common Stock, at an exercise price of $2.25 per share. The Employment Letter also contemplates an annual bonus target in the amount of $120,000, plus an additional $40,000 upon the achievement of goals which exceed established performance levels set by Mr. Ferry.

  In June 1997, the Company entered into an Employment Letter with Mr. Bellantuoni pursuant to which the Company agreed to employ Mr. Bellantuoni as its Vice President, Human Resources. The Employment Letter provides for an annual salary of $145,000 and stock options to purchase 50,000 shares of Common Stock, at an exercise price of $2.25 per share. The Employment Letter also contemplates an annual bonus target in the amount of $45,000.

  In January 1999, the Company entered into an Employment Letter with Mr. Silk, pursuant to which the Company agreed to employ Mr. Silk as its Senior Vice President, Marketing and Business Development. The Employment Letter provides for an annual base salary of $200,000 and stock options to purchase 150,000 shares of Common Stock, at an exercise price of $12.00 per share. The Employment Letter also contemplates an annual bonus target in the amount of $75,000, plus an additional $25,000 upon the achievement of goals which exceed established performance levels set by Mr. Ferry.

 Executive Retention Agreements

  In October 1998, the Company entered into an Executive Retention Agreement with each of Mr. Burke, Mr. Spaulding and Mr. Bellantuoni. These Executive Retention Agreements contain provisions addressing compensation and benefits payable upon or relating to a change in control of the Company and certain terminations of employment by the Company. In his Executive Retention Agreement, each executive officer agrees to certain confidentiality provisions and to remain in the employ of the Company upon certain events relating to a change in control.

  In connection with the Executive Retention Agreements, the Company granted awards of Restricted Stock to each of Mr. Burke, Mr. Spaulding and Mr. Bellantuoni in the following amounts, respectively, 60,000, 34,000 and 30,000. These restricted shares are subject to the Company's right of repurchase which expired as to 20% of such shares on October 16, 1999, an additional 40% of such shares will expire on April 16, 2000, and an additional 40% of such shares will expire on October 16, 2000.

  The Executive Retention Agreements provide generally that in the event of a change in control of the Company, 50% of all unvested stock options held by the executive officer vest immediately and 100% of all restricted shares of Common Stock held by the executive officer become fully vested and no longer subject to the Company's right of repurchase. In addition, if subsequent to a change in control of the Company, the executive officer is terminated by the Company without cause or resigns for good reason, such executive officer will receive a minimum of one year of severance pay (including bonuses calculated at a level assuming achievement of relevant targets), a minimum of one year of continuation of benefits and the remainder of his stock options will vest.

  The Executive Retention Agreements also provide for benefits specific to each of Mr. Burke, Mr. Spaulding and Mr. Bellantuoni upon the termination of employment (other than relating to a change in control) by the Company for death, disability or cause or by such executive officer for a material reduction in responsibilities (each, a "Termination"). In the event of a Termination, Mr. Burke will receive nine months of severance pay (including bonuses) and benefits. The vesting of Mr. Burke's nonqualified stock options will also be accelerated in the event of certain Terminations. Upon a Termination other than by Mr. Burke for a material reduction in responsibilities, the vesting of all of Mr. Burke's options that would have vested in the succeeding nine months will be immediately accelerated, and upon a Termination by Mr. Burke for a material reduction in responsibilities, the vesting of Mr. Burke's nonqualified stock options will continue for the succeeding nine months (unless such options terminate earlier). Mr. Spaulding and Mr. Bellantuoni will receive six months of severance pay (including bonuses) and benefits upon a Termination.

 HarbourVest Investment

  In March 1998, HarbourVest Partners V-Direct Fund, L.P. ("HarbourVest Fund") purchased from the Company 263,158 shares of the Company's Series A Preferred, warrants to purchase 65,790 shares of the Company's Series B Preferred and warrants to purchase 65,790 shares of the Company's Series C Preferred, for an aggregate purchase price of $10,000,000. Effective June 7, 1999, all of the Series A Preferred automatically converted into 2,631,580 shares of Common Stock. As of March 10, 2000, the remaining shares of Series B and Series C Convertible Preferred Stock issuable upon exercise of such warrants were convertible into 1,315,800 shares of Common Stock. Mr. Wadsworth, the Series A Preferred Director of the Company, is a managing director of HarbourVest Partners, LLC, which is the managing member of HVP V-Direct Associates, L.L.C., a general partner of HarbourVest Fund.

 Microsoft Alliance

  On January 8, 1999, the Company entered into an Alliance Agreement with Microsoft Corporation under which the two companies plan to develop new services and software tools that increase the interoperability, connectivity and integration among their products. As part of the alliance, the Company plans to expand its Microsoft certified network services organization over the next three years, establish Customer Solutions Centers and work with Microsoft to develop worldwide sales and marketing programs. Under the agreement, Microsoft has committed to contribute $10,000,000 over a three-year period for the training of at least 500 professionals, marketing and product development efforts and the purchase of 1,750,000 common stock warrants. The common stock warrants are subject to a three-year lock-up provision, based on continuation of the alliance, and have an exercise price of $10.00 per share. The warrants are exercisable, in whole or in part, at any time through January 8, 2006. At any time after January 8, 2002, the warrants may be exercised by means of a cashless exercise.

 Other Related Transactions

  In October 1999, Mr. Ferry borrowed $221,970 from the Company in order to pay federal and state tax obligations with respect to the vesting and issuance to him of 72,000 shares of restricted stock, pursuant to Mr. Ferry's Executive Officer Restricted Stock Agreement dated October 16, 1998. Mr. Ferry issued a promissory note to the Company, for which the principal and all accrued interest must be repaid in full on October 18, 2000. Interest on the promissory note accrues on a daily basis on the unpaid balance at an interest rate equal to the prime rate, less 1% per annum. As of March 10, the entire amount of the loan was outstanding, with $6,649.97 accrued interest.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Based solely on its review of copies of reports filed by reporting persons of the Company ("Reporting Persons") pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or written representations from certain Reporting Persons that no Form 5 filing was required for such person, the Company believes that during 1999, all filings required to be made by its Reporting Persons were timely made in accordance with the requirements of the Exchange Act, except as follows: Messrs. Notini and Rando each filed a late Form 3 reporting his Initial Statement of Beneficial Ownership of Securities; Mr. Richardson filed a late Form 4 reporting his May 1999 stock option grant under the Company's 1992 Director Stock Option Plan, as amended; Mr. Mahoney filed a late Form 4 reporting his November sale of shares and Mr. Bellantuoni filed a late Form 4 reporting his November option exercise and sale of shares.

           REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

  The Company's executive compensation program is administered by the Compensation Committee, which is currently comprised of three directors who are not employees of the Company. The Compensation Committee is responsible for determining the compensation of each executive officer and recommending such compensation to the Board of Directors.

  The Company's executive compensation program is designed to align executive compensation with the Company's business objectives and individual performance and to enable the Company to attract, retain and reward executive officers who contribute, and are expected to continue to contribute, to the Company's long-term success. In establishing executive compensation, the Compensation Committee is generally guided by the following principles: (i) the total compensation payable to executive officers should be competitive with the compensation paid by comparable companies for officers in comparable positions; (ii) individual compensation should include components that reflect the performance of the individual, teamwork and the achievement of corporate objectives; and (iii) the Company should strive to achieve equitable relationships both between the compensation of individual officers and between the compensation of officers and other employees throughout the organization.

  The compensation of the Company's executive officers, including the Chief Executive Officer and the other Named Executive Officers, consists of a combination of base salary, annual incentive bonuses, equity-based compensation and long-term incentives.

  Base Salary. The Compensation Committee subjectively determines the base salary for all executives, including the Chief Executive Officer, by reviewing the salaries for competitive positions in the Company's industry, the historical compensation levels of the executives, the individual performance of the executives in the preceding year and salary levels required by any applicable employment agreements. In addition, officers whose primary responsibilities are in the areas of sales and marketing are entitled to receive commissions based on sales. In fixing the base salary of all executive officers in 1999, the Compensation Committee reviewed survey data provided to the Company by outside resources showing salary data for companies with revenues comparable to those of the Company. The survey contained information obtained from a broad set of companies within the software and services industry, including certain companies contained in the CRSP Nasdaq Total Return Index for Nasdaq Computer & Data Processing Service Stocks. The Compensation Committee considered the survey data as a basis for its subjective assessment that the salaries established by it for 1999, including the base salary of Mr. Ferry, were competitive as compared to the salaries of executive officers of companies with revenues similar to those of the Company.

  Annual Incentive Awards. In 1999, the Company awarded annual incentive bonuses under the Company's Executive Bonus Plan. Bonuses under the Executive Bonus Plan are subjectively determined by the Compensation Committee based upon the achievement of specified Company financial and executive personal goals, in relation to an executive's annual salary. With respect to all executive officers other than Mr. Ferry, the Compensation Committee works with Mr. Ferry and other senior management to establish appropriate financial targets for the Company and personal goals for each executive officer upon which to base bonus compensation under the Executive Bonus Plan. The Compensation Committee establishes the specific objectives for Mr. Ferry. In 1999, such objectives were weighted evenly between financial targets for operating profit and cash management. The weighting between total Company financial goals versus personal and team goals varied by position based upon the subjective determinations of the Compensation Committee.

  Stock-Based Compensation. Awards of stock options under the Company's stock option plans are designed to more fully align the long-term interests of the Company's executives and its stockholders and to assist in the retention of executives. The Compensation Committee selects the executive officers, if any, to receive stock options and subjectively determines the number of shares subject to each option. The size of option grants is generally intended by the Compensation Committee to reflect the executive's position with the Company and his contributions to the Company. The Compensation Committee considered options awarded in prior years when determining options for 1999. Options are generally granted at market value and thus will have value to an executive only if the Company's stock price increases.

  The Company has also adopted the 1995 Employee Stock Purchase Plan, which is available to all eligible employees of the Company, including executive officers. This Plan generally permits employees, including executive officers, to purchase shares of Common Stock, through payroll deductions, at a price equal to 85% of the fair market value of the Common Stock at the beginning or end of the applicable purchase period, whichever is lower.

     Long Term Incentive Program. The Company recognizes that, as is the case with many publicly held corporations, the possibility of a change in control of the Company exists and that such possibility, and the uncertainty and questions which it may raise among key personnel, may result in the departure or distraction of key personnel to the detriment of the Company and its stockholders. Consequently, in 1998 the Board of Directors implemented a Long Term Incentive Program designed to reinforce and encourage the continued employment and dedication of the Company's key personnel without distraction from the possibility of a change in control of the Company and related events and circumstances.

  The Long Term Incentive Program is implemented in two parts. The first is an Executive Retention Agreement providing for certain benefits upon a change in control. The second is the grant of shares of Restricted Stock to certain executives. The Restricted Stock awards are structured so as to provide each executive with a long-term incentive to remain with the Company, as they are subject to the Company's right of repurchase in the event of termination of employment prior to specified dates. The lapse of such repurchase right is accelerated if the fair market value of the Common Stock achieves specified targets. The size of each executive's Restricted Stock award is subjectively determined by the Compensation Committee and is generally intended to reflect the executive's position with and contributions to the Company.

  In 1998, the Board determined that the terms of Mr. Ferry's Employment Agreement with the Company, as amended, satisfy the role of the Executive Retention Agreement in the Long Term Incentive Program. Based upon Mr. Ferry's position in the Company and his ability to direct and contribute to the Company's future performance, Mr. Ferry was granted a Restricted Stock award of 200,000 shares. The right of repurchase as to 72,000 of such shares expired on October 16, 1999. 128,000 of the 200,000 restricted shares remain subject to the Company's right of repurchase, which expires as to 64,000 of such shares on April 16, 2000, and an additional 64,000 of such shares on October 16, 2000. In October 1998, each of Messrs. Bellantuoni, Burke and Spaulding were granted 30,000, 60,000 and 34,000 shares of Restricted Stock, respectively. The Company's right of repurchase as to 20% of each grant expired on October 16, 1999. The right of repurchase as to an additional 40% expires on April 16, 2000 and the right as to the remaining 40% expires on October 16, 2000. On October 8, 1999, Mr. Silk was granted a Restricted Stock award of 30,000 shares. The right of repurchase as to 50% of such shares expires on October 8, 2000 and the right as to the remaining 50% expires on October 8, 2001.

  Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the company's Chief Executive Officer and four other most highly compensated executive officers. Certain performance-based compensation is excluded from this limitation. The Committee periodically reviews the potential consequences of Section 162(m) and may structure the performance-based portion of its executive compensation to comply with certain exemptions in Section 162(m). However, the Committee reserves the right to use its judgment to authorize compensation payments that do not comply with the exemptions in Section 162(m) of the Code when the Committee believes that such payments are appropriate and in the best interests of the stockholders, after taking into consideration changing business conditions or the officer's performance.

                                  John F. Burton
                                  Fontaine K. Richardson
                                  Albert A. Notini

                         COMPARATIVE STOCK PERFORMANCE

  The following graph compares the cumulative total shareholder return on the Company's Common Stock with the cumulative return of (i) the CRSP Total Return Index for the Nasdaq National Market (U.S.) (the "CRSP Nasdaq Index") and (ii) the CRSP Nasdaq Total Return Industry Index for Nasdaq Computer & Data Processing Service Stocks (the "CRSP Computer & Data Index"). This graph assumes the investment of $100 on January 1, 1995, in the Company's Common Stock, the CRSP Nasdaq Index and the CRSP Computer & Data Index and assumes dividends are reinvested. Measurement points are the last trading days for the fiscal years ending December 31, 1994, 1995, 1996, 1997, 1998 and 1999.


                     [INSERT STOCK PERFORMANCE GRAPH HERE]

DATA POINTS

                                                              CUMULATIVE TOTAL RETURN
                         ------------------------------------------------------------------------------------------------
                               1994          1995           1996             1997              1998             1999
                           ------------  -------------  -------------  ----------------  ----------------  --------------
Banyan Systems...........        100.00          57.34          25.17             16.43             49.65          111.89
Peer Group...............        100.00         152.28         187.95            230.90            412.23          871.27
Nasdaq Market Index......        100.00         129.71         161.18            197.16            278.08          490.46



                          2.  APPROVAL OF AMENDMENT TO
                    SECOND RESTATED ARTICLES OF ORGANIZATION
                INCREASING THE AUTHORIZED SHARES OF COMMON STOCK

  On January 31, 2000, the Board of Directors adopted, subject to stockholder approval, an amendment to the Company's Second Restated Articles or Organization providing for an increase in the authorized number of shares of Common Stock from 35,000,000 to 100,000,000 shares (the " First Charter Amendment"). If approved by the stockholders, the First Charter Amendment would become effective upon the filing of articles of amendment to the Company's Second Restated Articles of Organization with the Secretary of State of the Commonwealth of Massachusetts.

  As of February 29, 2000, the Company had a total of 23,103,541 shares of Common Stock outstanding and 7,999,331 shares reserved for issuance under the 1992 Stock Incentive Plan, the 1995 Employee Stock Purchase Plan, its 1992 Director Stock Option Plan, as amended, and other stock option and warrant grants (collectively, the "Stock Plans").

  On March 5, 1998, the Company entered into a Preferred stock and Warrant Purchase Agreement (the "Purchase Agreement") with HarbourVest Fund pursuant to which the Company issued and sold to HarbourVest Fund (i) 263,158 shares of Series A Preferred for an aggregate purchase price of $9,900,000 and (ii) warrants to purchase up to 65,790 shares of its Series B Convertible Preferred Stock, $0.01 par value per share (the "Series B Preferred"), with an exercise price of $45.00 per share, and up to 65,790 shares of its Series C Convertible Preferred Stock, $0.01 par value per share (the "Series C Preferred"), with an exercise price of $50.00 per shares, for an aggregate purchase price of $100,000. On June 7 1999, HarbourVest Fund converted its 263,158 shares of Series A Preferred into 2,631,580 shares of Common Stock, thereby depleting the reserves of authorized shares of Common Stock. Each share of the Company's Series B Preferred and Series C Preferred is convertible at any time into ten shares of Common Stock, subject to adjustment. Accordingly, HarbourVest may exercise its warrants at any time for a combined total of 1,315,800 shares of Common Stock.

  The proposed amendment to the Company's 1992 Stock Incentive Plan, as amended, if passed, will increase the number of shares of Common Stock authorized for issuance under the plan by 1,020,000 shares, or from 4,450,000 to 5,470,000. Additionally, the proposed amendment to the Company's 1992 Director Stock Option Plan, as amended, if passed, will increase the number of shares of Common Stock authorized for issuance under the plan by 125,000 shares, or from 200,000 to 325,000.

  These increases, along with the aforementioned HarbourVest financing, significantly decrease the reserves of authorized shares of Common Stock of the Company. If the First Charter Amendment is approved, the additional authorized shares of Common Stock would be available for issuance in the future for corporate purposes, including without limitation, financings, acquisitions, stock splits, stock dividends and management incentive and employee benefit plans, as the Board may deem advisable, without the necessity of further stockholder action. The issuance of additional shares of Common Stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, would have the effect of diluting the Company's current stockholders and could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from attempting to acquire, control of the company. Other than in connection with the Stock Plans, including the proposed amendments thereto, and the HarbourVest financing, the Company has not presently allocated for issuance any additional shares of Common Stock. The Company is not aware of any attempts on the part of a third party to effect a change in control of the Company, and the First Charter Amendment has been proposed by the Company for the reasons stated above and not for any possible anti-takeover effects it may have.

  THE BOARD OF DIRECTORS BELIEVES THAT THE FIRST CHARTER AMENDMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR THIS PROPOSAL.

                          3.  APPROVAL OF AMENDMENT TO
                    SECOND RESTATED ARTICLES OF ORGANIZATION
                          CHANGING THE CORPORATE NAME

  On January 31, 2000, the Board of Directors adopted, subject to stockholder approval, an amendment to the Company's Second Restated Articles of Organization changing the name of the Company from Banyan Systems Incorporated to ePresence, Inc. (the " Second Charter Amendment"). If approved by the stockholders, the Second Charter Amendment would become effective upon the filing of articles of amendment to the Company's Second Restated Articles of Organization with the Secretary of State of the Commonwealth of Massachusetts.

  The Company was founded in 1983 as a provider of computer networking software. Since its founding, the Company has expanded and transitioned its product offerings into the Internet services area and has completed a number of acquisitions, thereby broadening its business channels and customer base around the globe.

          In January 2000, the Company acquired a privately held e-business services company that specializes in web design, development and integration, also called ePresence, Inc. This acquisition was consistent with the Company's strategy to grow and enhance the value of its e-services business. Through the acquisition of ePresence, Inc. and the expansion of the Company's e-business infrastructure service offerings, the Company is transitioning its focus to the e-service marketplace and customers. Because of the Company's diversification beyond its origins, the Board believes it is desirable to adopt a name more descriptive of the Company's expanded scope. Recognizing that the Company has experienced a transition into providing Internet-related services, the Board recommends that the Company's Second Amended and Restated Articles of Organization be amended to adopt "ePresence, Inc." as the Company's new name.

  THE BOARD OF DIRECTORS BELIEVES THAT THE SECOND CHARTER AMENDMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR THIS PROPOSAL.

                   4. RATIFICATION AND APPROVAL OF AMENDMENT
                          TO 1992 STOCK INCENTIVE PLAN

  The Board of Directors believes that the continued growth and profitability of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting and retaining key personnel. The Company is currently authorized to issue under its 1992 Stock Incentive Plan, as amended (the "1992 Plan"), a total of 4,450,000 shares of Common Stock (subject to adjustment for certain changes in the Company's capitalization). As of February 29, 2000, the number of shares available for future grant under the 1992 Plan was 363,166. Accordingly, on January 31, 2000, the Board adopted, subject to stockholder ratification and approval, an amendment to the 1992 Plan increasing the number of shares of Common Stock available for issuance under the 1992 Plan from 4,450,000 shares to 5,470,000 shares (subject to adjustment for certain changes in the Company's capitalization).

  THE BOARD OF DIRECTORS BELIEVES THAT THE AMENDMENT TO THE 1992 PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR THIS PROPOSAL.

  The following is a brief summary of the provisions of the 1992 Plan. This summary is qualified in all respects by reference to the full text of the 1992 Plan, copies of which are available upon request to the Treasurer of the Company.

  On June 23, 1992, the Board of Directors adopted, and on July 24, 1992 the stockholders approved, the 1992 Plan. The 1992 Plan provides for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, performance shares and awards of restricted stock and unrestricted stock ("Awards"). No Awards other than incentive stock options, nonstatutory stock options and restricted stock have been granted under the 1992 Plan. No Award may be made under the 1992 Plan after June 23, 2002, but Awards previously granted may extend beyond that date. The 1992 Plan may be sooner terminated by the Board of Directors, which has the power to amend or terminate the 1992 Plan.

 Administration

  The 1992 Plan is administered by the Board of Directors and the Compensation Committee. The Board has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 1992 Plan and to interpret the provisions of the 1992 Plan. Pursuant to the terms of the 1992 Plan, the Board has appointed the Compensation Committee to administer certain aspects of the 1992 Plan. No amendment to the 1992 Plan may be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement, including any requirements for compliance with Rule 16b-3 promulgated under the Exchange Act.

 Incentive Stock Options and Nonstatutory Options

  Optionees receive the right to purchase a specified number of shares of Common Stock at some time in the future at an option price and subject to such terms and conditions as are specified at the time of the grant. The 1992 Plan provides that the number of shares of Common Stock with respect to which options may be granted to any employee may not exceed 300,000 during any two consecutive calendar year period. Incentive stock options and options which the Board or Compensation Committee intends to qualify as performance-based compensation under Section 162(m) of the Code may not be granted at an exercise price less than the fair market value of the Common Stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the voting power of the Company). All other options may be granted at an exercise price which may be less than, equal to or greater than the fair market value of the Common Stock on the date of grant.

 Restricted Stock

  Awards of shares of Common Stock may be granted under the 1992 Plan that are subject to the Company's right of repurchase at their purchase price in the event that conditions specified in the applicable Award are not satisfied prior to specified dates, which dates may be accelerated in the Board's discretion ("Restricted Stock Awards"). Conditions for repurchase may be based on continuing employment or service or achievement of pre-established performance or other goals and objectives. The purchase price for each share of Restricted Stock Awards is determined by the Board, but may not be less than the par value of the Common Stock.

 Eligibility

  All of the employees, officers, directors, consultants and advisors of the Company and its subsidiaries who are expected to contribute to the Company's future growth and success are eligible to participate in the 1992 Plan. Incentive stock options, however, may only be granted to persons eligible to receive incentive stock options under the Code. As of December 31, 1999, the Company had 292 employees. On March 10, 2000 the closing sale price of the Company's Common Stock on the Nasdaq National Market was $20.625.

  The granting of Awards under the 1992 Plan is discretionary, and the Company cannot now determine the number or type of Awards to be granted in the future to any particular person or group. Since the adoption of the 1992 Plan, the following persons and groups received options to purchase the number of shares listed: Mr. Ferry, the Company's President and Chief Executive Officer - 700,000 shares; Mr. Burke, the Company's Senior Vice President, Worldwide Sales and Service - 120,000 shares; Mr. Silk, the Company's Senior Vice President, Marketing and Business Development - 30,000 shares; Mr. Spaulding, the Company's Vice President and Chief Financial Officer, Treasurer and Clerk - 145,579 shares; Mr. Bellantuoni, the Company's Vice President, Human Resources - 60,000 shares; all current executive officers as a group -- 1,055,579 shares. In addition, Messrs. Mahoney and Burton, both directors of the Company, received 142,500 and 100,000 options, respectively, under the 1992 Plan. No person other than Mr. Ferry has received options to purchase greater than 5% of the shares issued under this plan. Current employees of the Company, including executive officers, have received options to purchase an aggregate of 2,132,165 shares under this plan.

 Federal Income Tax Consequences

  The following is a summary of the United States federal income tax consequences that generally will arise with respect to Awards that have been granted under the 1992 Plan and with respect to the sale of Common Stock acquired under the 1992 Plan.

  Incentive Stock Options. In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of Common Stock acquired through the exercise of the option ("ISO Stock"). The exercise of an incentive stock option, however, may subject the participant to the alternative minimum tax.

  Generally, the tax consequences of selling ISO Stock will vary with the length of time that the participant has owned the ISO Stock at the time it is sold. If the participant sells ISO Stock after having owned it for at least two years from the date the option was granted (the "Grant Date") and one year from the date the option was exercised (the "Exercise Date"), then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

  If the participant sells ISO Stock for more than the exercise price prior to having owned it for at least two years from the Grant Date and one year from the Exercise Date (a "Disqualifying Disposition"), then all or a portion of the gain recognized by the participant will be ordinary compensation income and the remaining gain, if any, will be a capital gain. This capital gain will be a long-term capital gain if the participant has held the ISO Stock for more than one year prior to the date of sale.

  If a participant sells ISO Stock for less than the exercise price, then the participant will recognize capital loss in an amount equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the participant has held the ISO Stock for more than one year prior to the date of sale.

  Nonstatutory Stock Options. As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a nonstatutory stock option. Unlike the case of an incentive stock option, however, a participant who exercises a nonstatutory stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option ("NSO Stock") on the Exercise Date over the exercise price.

  With respect to any NSO Stock, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the NSO Stock and the participant's tax basis in the NSO Stock. This capital gain or loss will be a long-term capital gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale.

  Restricted Stock. A participant will not recognize taxable income upon the grant of a restricted stock Award unless the participant makes an election under
Section 83(b) of the Code (a "Section 83(b)

Election"). If the participant makes a Section 83(b) Election within 30 days of the date of the grant, then the participant will recognize ordinary compensation income, for the year in which the Award is granted, in an amount equal to the difference between the fair market value of the Common Stock at the time the Award is granted and the purchase price paid for the Common Stock. If a Section 83(b) Election is not made, then the participant will recognize ordinary compensation income, at the time that the forfeiture provisions or restrictions on transfer lapse, in an amount equal to the difference between the fair market value of the Common Stock at the time of such lapse and the original purchase price paid for the Common Stock. The participant will have a tax basis in the Common Stock acquired equal to the sum of the price paid and the amount of ordinary compensation income recognized.

  Upon the disposition of the Common Stock acquired pursuant to a restricted stock Award, the participant will recognize a capital gain or loss in an amount equal to the difference between the sale price of the Common Stock and the participant's tax basis in the Common Stock. This capital gain or loss will be a long-term capital gain or loss if the shares are held for more than one year. For this purpose, the holding period shall begin just after the date on which the forfeiture provisions or restrictions lapse if a Section 83(b) Election is not made, or just after the Award is granted if a Section 83(b) Election is made.

  Tax Consequences to the Company. The grant of an Award under the 1992 Plan will have no tax consequences to the Company. Moreover, in general, neither the exercise of an incentive stock option nor the sale of any Common Stock acquired under the 1992 Plan will have any tax consequences to the Company. The Company generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the 1992 Plan, including in connection with a restricted stock Award or as a result of the exercise of a nonstatutory stock option or a Disqualifying Disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

                 5. RATIFICATION AND APPROVAL OF AMENDMENTS TO
                        1992 DIRECTOR STOCK OPTION PLAN

  The Company's 1992 Director Stock Option Plan (the "Director Plan") was adopted by the Board of Directors on June 23, 1992 and approved by the stockholders of the company on July 24, 1992. The purpose of the Director Plan is to align the interests of the directors of the Company with the overall long term success of the Company by providing the Company's directors who are not employees of the Company with an economic incentive tied to the Company's equity performance. Currently, a total of 200,000 shares of Common Stock may be issued under the Director Plan. As of February 29, 2000, the number of shares available for future grant and not subject to outstanding options under the Director Plan was 7,000 and will be reduced to less than zero following the Annual Meeting. Accordingly, on January 31, 2000, the Board of Directors adopted, subject to stockholder approval, an amendment to the Director Plan increasing the number of shares of Common Stock available for issuance under the Director Plan from 200,000 to 325,000 shares (subject to adjustment for certain changes in the Company's capitalization).

  THE BOARD OF DIRECTORS BELIEVES THAT THE AMENDMENT TO THE DIRECTOR PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR THIS PROPOSAL.

  The following is a brief summary of the provisions of the Director Plan. This summary is qualified in all respects by reference to the full text of the Director Plan, copies of which are available upon request to the Treasurer of the Company.

Description of Awards

  The Director Plan provides that initial options are granted to each eligible Director upon his or her initial election as a Director. As a result of an amendment to the Director Plan approved by the Board in October 1999, each initial option covers 32,000 shares of Common Stock and vests in four equal installments beginning on the first anniversary of the date of grant. Annual options are also granted to each eligible Director on the date of each Annual
Meeting of Stockholders of the Company.   As a result of an amendment to the
Director Plan approved by the Board in October 1999, each annual option covers 8,000 shares of Common Stock and vests twelve months after the date of grant (or, if earlier, the day prior to the first Annual Meeting of Stockholders of the Company following the date of grant). After four years of service on the board, each director also receives a grant of 16,000 options, which vest in four equal installments beginning on the first anniversary of the date of grant. The aforementioned amendments to the Director Plan were adopted by the Board in order to help the Company continue to attract and retain qualified outside Directors and make the Company's Director Plan more competitive as compared with the plans adopted by comparable companies. The exercise price of options granted upon the Director Plan equals the fair market value of the Common Stock on the date of grant.

Administration

  The Director Plan is administered by the Company's Board of Directors. The Board of Directors may suspend or discontinue the Director Plan or review or amend it in any respect whatsoever; provided, however, that no amendment may be effected without approval of the stockholders of the Company if such approval is required under any applicable listing, tax or regulatory requirement.

Eligibility

  Pursuant to the terms of the Director Plan, Directors of the Company who are not officers or employees of the Company or of any subsidiary of the Company are entitled to receive nonstatutory options to purchase shares of Common Stock.
The following table sets forth the benefits to be received under the Director Plan during 2000.

                               NEW PLAN BENEFITS
                 PLAN BENEFITS IN 2000 UNDER THE DIRECTOR PLAN

                    Name and Position (1)                         Dollar Value ($)(2)          Number of Shares
                   ---------------------                          -------------------          ----------------

William P. Ferry..............................................                    $0                             0
  Chairman of the Board, President
  and Chief Executive Officer
Robert D. Burke...............................................                    $0                             0
  Senior Vice President,
  Worldwide Sales and Service
Richard M. Spaulding..........................................                    $0                             0
  Vice President and Chief Financial Officer,   Treasurer and
   Clerk
Scott Silk....................................................                    $0                             0
 Senior Vice President, Marketing and   Business Development
Anthony J. Bellantuoni........................................                    $0                             0
  Vice President, Human Resources
Executive Group...............................................                    $0                             0
Non-Executive Director Group..................................                    $0                        96,000(3)
Non-Executive Officer Employee Group..........................                    $0                             0

__________
(1) Lists principal position with the Company as of December 31, 1999.
(2) Represents the difference between the exercise price of the options and the fair market value of the underlying shares of Common Stock on the date of grant.
(3) Consists of annual options to purchase 8,000 shares of Common Stock that will be granted to each of Messrs. Burton, Mahoney, Notini, Rando, Richardson and Wadsworth and options to purchase 16,000 shares of Common Stock that will be granted to each of Messrs. Burton, Mahoney and Richardson on the date of the 2000 Annual Meeting of Stockholders of the Company.

  Under the Director Plan, since its adoption, (i) Messrs. Burton, Mahoney, Notini, Rando, Richardson and Wadsworth have received options to purchase an aggregate of 24,000, 6,000, 32,000, 32,000, 24,000 and 21,000, respectively,
(ii) David N. Strohm and G. Leonard Baker, Jr., former non-employee directors of the Company, have received options to purchase an aggregate of 24,000 and 24,000 shares, respectively, (iii) the current directors who are not executive officers as a group have received options to purchase an aggregate of 139,000 shares and
(iv) no options have been granted to any Named Executive Officer, any current executive officer, any associate of any director or executive officer or any current employee of the Company.

Federal Income Tax Consequences

  For a summary of the United States federal income tax consequences that generally will arise with respect to the stock options granted under the Director Plan and with respect to the sale of Common Stock acquired under the Director Plan, please see "Federal Income Tax Consequences -- Nonstatutory Stock Options" and "-- Tax Consequences to the Company" under proposal 4 above.

            6. RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

  The Board of Directors, at the recommendation of the Audit Committee, has selected the firm of PricewaterhouseCoopers LLP as the Company's independent accountants for the current fiscal year. The firm of Coopers & Lybrand L.L.P. served as the Company's independent accountants since its inception. On July 1, 1998, Price Waterhouse LLP and Coopers & Lybrand L.L.P. merged to become PricewaterhouseCoopers LLP and the Company has since retained the surviving entity, PricewaterhouseCoopers LLP, as its accountants. Although stockholder approval of the Board's selection of PricewaterhouseCoopers LLP is not required by law, the Board believes that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Board will reconsider its selection of PricewaterhouseCoopers LLP.

  Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

  THE BOARD OF DIRECTORS BELIEVES THAT THE RATIFICATION OF
PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR 2000 IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR THIS PROPOSAL.

                             STOCKHOLDER PROPOSALS

  Written notice of proposals of stockholders submitted outside the processes of Rule 14a-8 under the Exchange Act for consideration at the Annual Meeting must have been received by the Company on or before March 2, 2000 in order to be considered timely for purposes of Rule 14a-4 under the Exchange

Act. The persons designated in the Company's proxy card will be granted discretionary authority with respect to any stockholder proposal with respect to which the Company does not receive timely notice.

  Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act for inclusion in the Company's proxy materials for its 2001 Annual Meeting of Stockholders must be received by the Clerk of the Company at the principal offices of the Company no later than December 17, 2000. In addition, effective beginning with the 2001 Annual Meeting, the Company's By-laws require that the Company be given advance notice of stockholder nominations for election to the Company's Board of Directors and of other matters which stockholders wish to present for action at an annual meeting of stockholders (other than matters included in the Company's proxy statement in accordance with Rule 14a-8). The required notice must be made in writing, include the information required by the By-laws, be delivered or mailed by first class United States mail, postage prepaid, to the Clerk of the Company at the principal offices of the Company, and be received not less than 60 days nor more than 90 days prior to the 2001 Annual Meeting; provided, however, that if less than 70 days notice or prior public disclosure of the date of the meeting is given to stockholders, such nomination or other proposal shall have been mailed or delivered to the Clerk not later than the close of business on the 10th day following the date on which the notice of the meeting was mailed or such public disclosure made, whichever occurs first. No stockholder proposal is required to be considered unless it is presented in accordance with the requirements of the Company's By-laws and the Securities Exchange Act of 1934.

                                 OTHER MATTERS

  The Board of Directors does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

  All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews. In addition, the Company retains the right to engage outside agencies to assist in the solicitation of proxies for the Annual Meeting. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and, as required by law, the Company will, at their request, reimburse them for their out-of-pocket expenses in this regard.


                                  By Order of the Board of Directors,


                                  RICHARD M. SPAULDING, Senior Vice President
                                   and Chief Financial Officer, Treasurer and
                                   Clerk

March 31, 2000

  THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                                                                     APPENDIX A
                                                                     ----------

[X]  PLEASE MARK VOTES                                 1.  Election of three Class II Directors to   For All  With-  For All
     AS IN THIS EXAMPLE                                    serve for the ensuing three years.       Nominees  hold    Except

                                                                      John F. Burton                   [_]     [_]     [_]
            ---------------------------                               Fontaine K. Richardson
            BANYAN SYSTEMS INCORPORATED                               Robert M. Wadsworth
            ---------------------------
    Please read the reverse side of this card.             If you do not wish your shares voted "For" a particular nominee, mark the
A vote FOR each proposal is recommended by the             "For All Except" box and strike a line through the name of the nominee.
            Board of Directors.                            Your shares will be voted for the remaining nominee.

                                                                                                  For  Against  Abstain
                                                       2.  Approval of an amendment to            [_]    [_]      [_]
                                                           the Company's Second
                                                           Restated Articles of
                                                           Organization increasing the
                                                           number of authorized shares
                                                           of Common Stock of the
                                                           Company from 35,000,000 to
                                                           100,000,000.
                                                                                                  For  Against  Abstain
                                                       3.  Approval of an amendment to            [_]    [_]      [_]
                                                           the Company's Second
                                                           Restated Articles of
                                                           Organization changing the
                                                           name of the Company from
                                                           Banyan Systems Incorporated
                                                           to ePresence, Inc.
                                                                                                  For  Against  Abstain
                                                       4.  Ratification and approval of the       [_]    [_]      [_]
                                                           amendment to the Company's
                                                           1992 Stock Incentive Plan, as
                                                           amended, increasing from  4,450,000
                                                           to 5,470,000 the number of shares of
                                                           Common Stock of the Company authorized
                                                           for issuance under such plan.
                                                                                                  For  Against  Abstain
                                                       5.  Ratification and approval              [_]    [_]      [_]
                                                           of the amendment to the
                                                           1992 Director Stock Option
                                                           Plan, as amended,
                                                           increasing from 200,000 to
                                                           325,000 the number of
                                                           shares of Common Stock of
                                                           the Company authorized for
                                                           issuance under such plan.
                                                                                                  For  Against  Abstain
                                                       6.  Ratification of the selection by       [_]    [_]      [_]
RECORD DATE SHARES:                                        the Board of Directors of
                                                           PricewaterhouseCoopers LLP as the
                                                           Company's independent accountants for
                                                           the current fiscal year.

                                                       Mark box at right if an address change or comment has been   [_]
                                                       noted on the reverse side of this card.

                                              --------
Please be sure to sign and date this Proxy.   Date
------------------------------------------------------

------------------------------------------------------
  Stockholder sign here      Co-owner sign here
------------------------------------------------------
DETACH CARD                                                          DETACH CARD
                          BANYAN SYSTEMS INCORPORATED
Dear Stockholder:

Please take note of the important information enclosed with this Proxy. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted, then sign the card, detach it and return it in the enclosed postage-paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders to be held on May 9, 2000.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Banyan Systems Incorporated

                          BANYAN SYSTEMS INCORPORATED

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

                         Annual Meeting of Stockholders
                                  May 9, 2000

The undersigned, revoking all prior proxies, hereby appoint(s) William P. Ferry and Richard M. Spaulding, and each or either of them, with full power of substitution, as proxies for the undersigned to act and to vote at the 2000 Annual Meeting of Stockholders of Banyan Systems Incorporated and at any adjournment or adjournments thereof as designated herein upon all matters referred to on the reverse side and as described in the Proxy Statement for the Meeting and, in their discretion, upon any other matters that may properly come before the Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THE PROXIES WILL VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES AND FOR PROPOSALS 2, 3, 4, 5 and 6.

--------------------------------------------------------------------------------
               PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN
                       PROMPTLY IN THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------
 Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, please sign by authorizing person.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?          DO YOU HAVE ANY COMMENTS?

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                      APPENDIX B

                           BANYAN SYSTEMS INCORPORATED

                            1992 STOCK INCENTIVE PLAN

Section 1. Purpose

  The purpose of this Stock Incentive Plan (the "Plan") is to advance the interests of Banyan Systems Incorporated by enhancing its ability to attract and retain key employees, consultants and others who are in a position to contribute to the Company's future growth and success.

Section 2. Definitions

  "Award" means any Option, Stock Appreciation Right, Performance Share, Restricted Stock or Unrestricted Stock awarded under the Plan.

  "Board" means the Board of Directors of the Company.

  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

  "Committee" means a committee of not less than two members of the Board appointed by the Board to administer the Plan, provided that if and when the Common Stock is registered under Section 12 of the Securities Exchange Act of 1934, each member of the Committee shall be a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 ("Rule 16b-3").

  "Common Stock" or "Stock" means the Common Stock, $.01 par value per share, of the Company.

  "Company" means Banyan Systems Incorporated and, except where the content otherwise requires, all present and future subsidiaries of the Company as defined in Sections 424(f) of the Code.

  "Designated Beneficiary" means the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

  "Fair Market Value" means, with respect to Common Stock or any other property, the fair market value of such property as determined by the Board in good faith or in the manner established by the Board from time to time.

  "Incentive Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 6 which is intended to meet the requirements of Section 422 of the Code or any successor provision.

  "Nonstatutory Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 6 which is not intended to be an Incentive Stock Option.

  "Option" means an Incentive Stock Option or a Nonstatutory Stock Option.

  "Participant" means a person selected by the Board to receive an Award under the Plan.

  "Performance Shares" mean shares of Common Stock which may be earned by the achievement of performance goals awarded to a Participant under Section 8.

  "Reporting Person" means a person subject to Section 16 of the Securities Exchange Act of 1934 or any successor provision.

  "Restricted Period" means the period of time selected by the Board during which shares subject to a Restricted Stock Award may be repurchased by or forfeited to the Company.

  "Restricted Stock" means shares of Common Stock awarded to a Participant under Section 9.

  "Stock Appreciation Right" or "SAR" means a right to receive any excess in Fair Market Value of shares of Common Stock over the exercise price awarded to a Participant under Section 7.

  "Unrestricted Stock" means shares of Common Stock awarded to a Participant under Section 9(c).

Section 3. Administration

  The Plan will be administered by the Board. The Board shall have authority to make Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable from time to time, and to interpret the provisions of the Plan. The Board's decisions shall be final and binding. No member of the Board shall be liable for any action or determination relating to the Plan made in good faith. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to make Awards to Participants who are not Reporting Persons and all determinations under the Plan with respect thereto, provided that the Board shall fix the maximum amount of such Awards to be made by such executive officers and a maximum amount for any one Participant. To the extent permitted by applicable law, the Board may appoint a Committee to administer the Plan and, in such event, all references to the Board in the Plan shall mean such Committee or the Board. All decisions by the Board or the Committee pursuant to the Plan shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

Section 4. Eligibility

  All of the Company's employees, officers, directors, consultants and advisors who are expected to contribute to the Company's future growth and success, other than persons who have irrevocably elected not to be eligible, are eligible to be Participants in the Plan. Incentive Stock Options may be awarded only to persons eligible to receive Incentive Stock Options under the Code.

Section 5. Stock Available for Awards

  (a) Subject to adjustment under subsection (b) below, Awards may be made under the Plan for up to 1,000,000 shares of Common Stock. If any Award in respect of shares of Common Stock expires or is terminated unexercised or is forfeited for any reason or settled in a manner that results in fewer shares outstanding than were initially awarded, the shares subject to such Award or so surrendered, as the case may be, to the extent of such expiration, termination, forfeiture or decrease, shall again be available for award under the Plan, subject, however, in the case of Incentive Stock Options, to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

  (b) In the event that the Board, in its sole discretion, determines that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Board, subject, in the case of Incentive Stock Options, to any limitation required under the Code, shall equitably adjust any or all of (i) the number and kind of shares in respect of which Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards, and (iii) the award, exercise or conversion price with respect to any of the foregoing, and if considered appropriate, the Board may make provision for a cash payment with respect to an outstanding Award, provided that the number of shares subject to any Award shall always be a whole number.

  (c) The Board may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company as a result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a subsidiary of property or stock of the employing corporation. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances. The shares which may be delivered under such substitute Awards shall be in addition to the maximum number of shares provided for in Section 5(a) only to the extent that the substitute Awards are both (i) granted to persons whose relationship to the Company does not make (and is not expected to make) them Reporting Persons; and (ii) granted in substitution for awards issued under a plan approved, to the extent then required under Rule 16b-3, by the stockholders of the entity which issued such predecessor awards.

Section 6. Stock Options

(a) General.

    (i) Subject to the provisions of the Plan, the Board may award Incentive Stock Options and Nonstatutory Stock Options, and determine the number of shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The terms and conditions of Incentive Stock Options shall be subject to and comply with
  Section 422 of the Code, or any successor provision, and any regulations thereunder.

    (ii) The Board shall establish the exercise price at the time each Option is awarded. In the case of Incentive Stock Options, such price shall not be less than 100% of the Fair Market Value of the Common Stock on the date of award.

    (iii) Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Award or thereafter. The Board may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

    (iv) Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or check in an amount equal to the exercise price of such Options or, to the extent permitted by the Board at or after the award of the Option, by (A) delivery of shares of Common Stock owned by the optionee for at least six months (or such shorter period as is approved by the Board), valued at their Fair Market Value, (B) delivery of a promissory note of the optionee to the Company on terms determined by the Board, (C) delivery of an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price, (D) payment of such other lawful consideration as the Board may determine, or (E) any combination of the foregoing.

    (v) The Board may provide for the automatic award of an Option upon the delivery of shares to the Company in payment of the exercise price of an Option for up to the number of shares so delivered.

    (vi) The Board may at any time accelerate the time at which all or any part of an Option may be exercised.

 (b) Incentive Stock Options.

  Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

    (i) All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options. The Option exercise period shall not exceed ten years from the date of grant.

    (ii) If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rule of Section 424(b) and of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

      (x) The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one share of Common Stock at the time of grant; and

      (y) The option exercise period shall not exceed five years from the date of grant.

    (iii) For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value (determined as of the respective date or dates of grant) of more than $100,000.

    (iv) No Incentive Stock Option may be exercised unless, at the time of such exercise, the Participant is, and has been continuously since the date of grant of his or her Option, employed by the Company, except that:

      (x) an Incentive Stock Option may be exercised within the period of three months after the date the Participant ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement), provided, that the agreement with respect to such Option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a Nonstatutory Stock Option under the Plan;

      (y) if the Participant dies while in the employ of the Company, or within three months after the Participant ceases to be such an employee, the Incentive Stock Option may be exercised by the Participant's Designated Beneficiary within the period of one year after the date of death (or within such lesser period as may be specified in the applicable Option agreement); and

      (z) if the Participant becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one year after the date of death (or within such lesser period as may be specified in the Option agreement).

For all purposes of the Plan and any Option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.

Section 7. Stock Appreciation Rights

  (a) The Board may grant Stock Appreciation Rights entitling recipients on exercise of the SAR to receive an amount, in cash or Stock or a combination thereof (such form to be determined by the Board), determined in whole or in part by reference to appreciation in the Fair Market Value of the Stock between the date of the Award and the exercise of the Award. A Stock Appreciation Right shall entitle the Participant to receive, with respect to each share of Stock as to which the SAR is exercised, the excess of the share's Fair Market Value on the date of exercise over its Fair Market Value on the date the SAR was granted. The Board may also grant Stock Appreciation Rights that provide that, following a change in control of the Company (as defined by the Board at the time of the Award), the holder of such SAR will be entitled to receive, with respect to each share of Stock subject to the SAR, an amount equal to the excess of a specified value (which may include an average of values) for a share of Stock during a period preceding such change in control over the Fair Market Value of a share of Stock on the date the SAR was granted.

  (b) Stock Appreciation Rights may be granted in tandem with, or independently of, Options granted under the Plan. A Stock Appreciation Right granted in tandem with an Option which is not an Incentive Stock Option may be granted either at or after the time the Option is granted. A Stock Appreciation Right granted in tandem with an Incentive Stock Option may be granted only at the time the Option is granted.

  (c) When Stock Appreciation Rights are granted in tandem with Options, the following provisions will apply:

      (i) The Stock Appreciation Right will be exercisable only at such time or times, and to the extent, that the related Option is exercisable and will be exercisable in accordance with the procedure required for exercise of the related Option.

      (ii) The Stock Appreciation Right will terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the Stock Appreciation Right.

      (iii) The Option will terminate and no longer be exercisable upon the exercise of the related Stock Appreciation Right.

      (iv) The Stock Appreciation Right will be transferable only with the related Option.

      (v) A Stock Appreciation Right granted in tandem with an Incentive Stock Option may be exercised only when the market price of the Stock subject to the Option exceeds the exercise price of such option.

  (d) A Stock Appreciation Right not granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify.

  (e) The Board may at any time accelerate the time at which all or any part of the SAR may be exercised.

Section 8. Performance Shares

  (a) The Board may make Performance Share Awards entitling recipients to acquire shares of Stock upon the attainment of specified performance goals. The Board may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. The Board in its sole discretion shall determine the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares; provided, however, that the Board may rely on the performance goals and other standards applicable to other performance plans of the Company in setting the standards for Performance Share Awards under the Plan.

  (b) Performance Share Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

  (c) A Participant receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the Participant under the Plan and not with respect to shares subject to an Award but not actually received by the Participant. A Participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the agreement evidencing the Performance Share Award.

  (d) The Board may at any time accelerate or waive any or all of the goals, restrictions or conditions imposed under any Performance Share Award.

Section 9. Restricted and Unrestricted Stock

  (a) The Board may grant Restricted Stock Awards entitling recipients to acquire shares of Stock, subject to the right of the Company to repurchase all or part of such shares at their purchase price (or to require forfeiture of such shares if purchased at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable Restricted Period or Restricted Periods established by the Board for such Award. Conditions for repurchase (or forfeiture) may be based on continuing employment or service or achievement of pre-established performance or other goals and objectives.

  (b) Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Board, during the applicable Restricted Period. Shares of Restricted Stock shall be evidenced in such manner as the Board may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the Restricted Period, the Company (or such designee) shall deliver such certificates to the Participant or if the Participant has died, to the Participant's Designated Beneficiary.

  (c) The Board may, in its sole discretion, grant (or sell at a purchase price determined by the Board, which shall not be lower than 85% of Fair Market Value on the date of sale) to Participants shares of Stock free of any restrictions under the Plan ("Unrestricted Stock").

  (d) The purchase price for each share of Restricted Stock and Unrestricted Stock shall be determined by the Board of Directors and may not be less than the par value of the Common Stock. Such purchase price may be paid in the form of past services or such other lawful consideration as is determined by the Board.

  (e) The Board may at any time accelerate the expiration of the Restricted Period applicable to all, or any particular, outstanding shares of Restricted Stock.

Section 10. General Provisions Applicable to Awards

  (a) Applicability of Rule 16b-3. Those provisions of the Plan which make an express reference to Rule 16b-3 shall apply to the Company only at such time as the Company's Common Stock is registered under the Securities Exchange Act of 1934, or any successor provision, and then only to Reporting Persons.

  (b) Reporting Person Limitations. Notwithstanding any other provision of the Plan, to the extent required to qualify for the exemption provided by Rule 16b-3, (i) any Option, SAR, Performance Share Award or other similar right related to an equity security issued under the Plan to a Reporting Person shall not be transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I or the Employee Retirement Income Security Act ("ERISA"), or the rules thereunder, and shall be exercisable during the Participant's lifetime only by the Participant or the Participant's guardian or legal representative, and (ii) the selection of a Reporting Person as a Participant and the terms of his or her Award shall be determined only in accordance with the applicable provisions of Rule 16b-3.

  (c) Documentation. Each Award under the Plan shall be evidenced by an instrument delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board considers necessary or advisable. Such instruments may be in the form of agreements to be executed by both the Company and the Participant, or certificates, letters or similar documents, acceptance of which will evidence agreement to the terms thereof and of this Plan.

  (d) Board Discretion. Each type of Award may be made alone, in addition to or in relation to any other type of Award. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Board at the time of award or at any time thereafter.

  (e) Termination of Status. Subject to the provisions of Section 6(b)(iv), the Committee shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other termination of employment or other status of a Participant and the extent to which, and the period during which, the Participant's legal representative, guardian or Designated Beneficiary may exercise rights under such Award.

  (f) Mergers, Etc. In the event of a consolidation, merger or other reorganization in which all of the outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity (as "Acquisition") or in the event of a liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions as to outstanding Awards: (i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) on such terms as the Board determines to be appropriate, (ii) upon written notice to Participants, provide that all unexercised Options or SARs will terminate immediately prior to the consummation of such transaction unless exercised by the Participant within a specified period following the date of such notice, (iii) in the event of an Acquisition under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Acquisition (the "Acquisition Price"), make or provide for a cash payment to Participants equal to the difference between (A) the Acquisition Price times the number of shares of Common Stock subject to outstanding Options or SARs (to the extent then exercisable at prices not in excess of the Acquisition Price) and (B) the aggregate exercise price of all such outstanding Options or SARs in exchange for the termination of such Options and SARs, and (iv) provide that all or any outstanding Awards shall become exercisable or realizable in full prior to the effective date of such Acquisition.

  (g) Withholding. The Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. In the Board's discretion, and subject to such conditions as the Board may establish, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

  (h) Foreign Nationals. Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Board considers necessary or advisable to achieve the purposes of the Plan or comply with applicable laws.

  (i) Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

  (j) Cancellation and New Grant of Options. The Board of Directors shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, (i) the cancellation of any or all outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled Options or (ii) the amendment of the terms of any and all outstanding Options under the Plan to provide an option exercise price per share which is higher or lower than the then current exercise price per share of such outstanding Options.

  (k) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan (i) until all conditions of the Award have been satisfied or removed, (ii) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, (iii) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of notice of issuance, and (iv) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

Section 11. Miscellaneous

  (a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or service for the Company. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

  (b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the record holder thereof.

  (c) Exclusion from Benefit Computations. No amounts payable upon exercise of Awards granted under the Plan shall be considered salary, wages or compensation to Participants for purposes of determining the amount or nature of benefits that Participants are entitled to under any insurance, retirement or other benefit plans or programs of the Company.

  (d) Effective Date and Term. Subject to the approval of the stockholders of the Company, the Plan shall be effective on June 23, 1992. Prior to such approval, Awards may be made under the Plan expressly subject to such approval. No Award may be made under the Plan after June 23, 2002, but Awards previously granted may extend beyond that date.

  (e) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement, including any requirements for compliance with Rule 16b-3. Prior to any such approval, Awards may be made under the Plan expressly subject to such approval.

  (f) Governing Law. The provisions of the Plan shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

                                          Adopted by the Board of Directors
                                          on June 23, 1992

                                          Approved by the stockholders
                                          on July 24, 1992

               AMENDMENT NO. 1 TO THE 1992 STOCK INCENTIVE PLAN
                        OF BANYAN SYSTEMS INCORPORATED

  Subsection 5(a) of the 1992 Stock Incentive Plan (the "Plan") of Banyan Systems Incorporated is hereby amended, subject to stockholder approval, to increase from 1,000,000 to 1,850,000 the number of shares of Common Stock authorized for issuance under the Plan.

  Subsection 6(a)(i) of the Plan is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

    (i) Subject to the provisions of the Plan, the Board may award Incentive Stock Options and Nonstatutory Stock Options, and determine the number of shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The terms and conditions of Incentive Stock Options shall be subject to and comply with Section 422 of the Code, or any successor provisions, and any regulations thereunder. Subject to adjustment as provided in Subsection 5(b) above, the maximum number of shares with respect to which Options may be granted to any employee under the Plan shall not exceed 300,000 shares of Common Stock during any two consecutive calendar year period. For purposes of calculating such maximum number, (a) an Option shall continue to be treated as outstanding notwithstanding its repricing, cancellation or expiration and (b) the repricing of an outstanding Option or the issuance of a new Option in substitution for a cancelled Option shall be deemed to constitute the grant of a new additional Option separate from the original grant of the Option that is repriced or cancelled.

                                          Adopted by the Board of Directors on
                                          March 28, 1994

                                          Approved by the Stockholders on
                                          May 9, 1994

               AMENDMENT NO. 2 TO THE 1992 STOCK INCENTIVE PLAN
                        OF BANYAN SYSTEMS INCORPORATED

  Subsection 5(a) of the 1992 Stock Incentive Plan (the "Plan") of Banyan Systems Incorporated is hereby amended, subject to stockholder approval, to increase from 1,850,000 to 2,700,000 the number of shares of Common Stock authorized for issuance under the Plan.

                                          Adopted by the Board of
                                          Directors on February 2, 1995

                                          Approved by the Stockholders on
                                          May 9, 1995

               AMENDMENT NO. 3 TO THE 1992 STOCK INCENTIVE PLAN
                        OF BANYAN SYSTEMS INCORPORATED

  The definition of "Committee" contained in Subsection 2 of the 1992 Stock Incentive Plan (the "Plan") of Banyan Systems Incorporated is hereby amended and restated in its entirety to read as follows:

  " "Committee' means a committee of not less than two members of the Board appointed by the Board to administer the Plan, provided that if and when the Common Stock is registered under the Section 12 of the Securities Exchange Act of 1934, each member of the Committee shall be a "Non-Employee Director,' as such term is defined in Rule 16b-3 under the Securities Act of 1934 ("Rule 16b-3"), and an "Outside Director,' as such term is defined in the Code."

                                          Adopted by the Board of Directors on
                                          January 17, 1997

               AMENDMENT NO. 4 TO THE 1992 STOCK INCENTIVE PLAN
                        OF BANYAN SYSTEMS INCORPORATED

  Subsection 5(a) of the 1992 Stock Incentive Plan, as amended (the "Plan"), of Banyan Systems Incorporated is hereby amended, subject to stockholder approval, to increase from 2,700,000 to 3,500,000 the number of shares of Common Stock, $.01 par value per share, authorized for issuance under the Plan.

                                          Adopted by the Board of Directors on
                                          February 11, 1998


                                          Approved by the Stockholders on
                                          May 12, 1998

               AMENDMENT NO. 5 TO THE 1992 STOCK INCENTIVE PLAN
                        OF BANYAN SYSTEMS INCORPORATED

      Subsection 5(a) of the 1992 Stock Incentive Plan, as amended (the "Plan"), of Banyan Systems Incorporated is hereby amended, subject to stockholder approval, to increase from 3,500,000 to 4,450,000 the number of shares of Common Stock, $.01 par value per share, authorized for issuance under the Plan.

                                          Adopted by the Board of Directors on
                                          March 4, 1999

                                          Adopted by the Stockholders on
                                          May 13, 1999

               AMENDMENT NO. 6 TO THE 1992 STOCK INCENTIVE PLAN
                        OF BANYAN SYSTEMS INCORPORATED

      Subsection 5(a) of the 1992 Stock Incentive Plan, as amended (the "Plan"), of Banyan Systems Incorporated is hereby amended, subject to stockholder approval, to increase from 4,450,000 to 5,470,000 the number of shares of Common Stock, $.01 par value per share, authorized for issuance under the Plan.


                                          Adopted by the Board of Directors on
                                          January 31, 2000

                                                                      Appendix C
                          BANYAN SYSTEMS INCORPORATED

                        1992 DIRECTOR STOCK OPTION PLAN



     1.   Purpose
          -------

          The purpose of this 1992 Director Stock Option Plan (the "Plan") of Banyan Systems Incorporated (the "Company") is to encourage ownership in the Company by outside directors of the Company whose continued services are considered essential to the Company's future progress and to provide them with a further incentive to remain as directors of the Company.

     2.   Administration
          --------------

          The Board of Directors shall supervise and administer the Plan. Grants of stock options under the Plan and the amount and nature of the awards to be granted shall be automatic in accordance with Section 5. However, all questions of interpretation of the Plan or of any options issued under it shall be determined by the Board of Directors and such determination shall be final and binding upon all persons having an interest in the Plan.

     3.   Participation in the Plan
          -------------------------

          Directors of the Company who are not employees of the Company or any subsidiary of the Company shall be eligible to participate in the Plan.

     4.   Stock Subject to the Plan
          -------------------------

          (a) The maximum number of shares which may be issued under the Plan shall be 100,000 shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), subject to adjustment as provided in Section 9 of the Plan.

          (b) If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares allocable to the unexercised portion of such option shall again become available for grant pursuant to the Plan.

          (c) All options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended to date and as it may be amended from time to time (the "Code").


     5.   Terms, Conditions and Form of Options
          -------------------------------------

          Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

          (a)  Option Grant Dates.
               ------------------

               (i) Upon the closing of the initial public offering of Common Stock of the Company, and on the date of each annual meeting of stockholders of the Company, and on the date of each annual meeting of stockholders of the Company thereafter, the Company shall grant to each eligible director an option for 3,000 shares of Common Stock (the "Annual Option").

               (ii) Upon the initial election of any eligible director as a director of the Company, the Company shall grant to such director an option for 15,000 shares of Common Stock (the "Initial Option"), provided that no person
                                                      --------
serving as a director upon the adoption of this Plan shall receive such an option.

          (b)  Option Exercise Price.  The option exercise price per share for
               ---------------------
each option granted under the Plan shall equal (i) the last reported sales price per share of the Company's Common Stock on the NASDAQ National Market System (or, if the Company is traded on a nationally recognized securities exchange on the date of grant, the reported closing sales price per share of the Company's Common Stock by such exchange) on the date of grant (or if no such price is reported on such date such price as reported on the nearest preceding day) or
(ii) if the Common Stock is not traded on NASDAQ or an exchange, the fair market value per share on the date of grant as determined by the Board of Directors.

          (c)  Options Non-Transferable.  Each option granted under the Plan by
               ------------------------
its terms shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and shall be exercised during the lifetime of the optionee only by him. No option or interest therein may be transferred, assigned, pledged or hypothecated by the optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

          (d)  Exercise Period.  Each Initial Option shall become exercisable on
               ---------------
a cumulative basis as to one-fourth of the shares subject to the option on each of the first, second, third and fourth anniversaries of the date of grant of such option. Each

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Annual Option shall become exercisable 12 months after the date of grant of such option (or, if earlier, the day prior to the first Annual Meeting of Stockholders of the Company following the date of grant). In the event an optionee ceases to serve as a director, each such option may be exercised by the optionee (or, in the event of his death, by his administrator, executor or heirs), at any time within 12 months after the optionee ceases to serve as a director, to the extent such option was exercisable at the time of such cessation of service. Notwithstanding the foregoing, no option shall be exercisable after the expiration of ten years from the date of grant.

          (e)  Exercise Procedure.  Options may be exercised only by written
               ------------------
notice to the Company at its principal office accompanied by (i) payment in cash of the full consideration for the shares as to which they are exercised or (ii) an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price.

     6.   Assignments
          -----------

          The rights and benefits of participants under the Plan may not be assigned, whether voluntarily or by operation of law, except as provided in
Section 5(d).

     7.   Effective Date
          --------------

          The Plan shall become effective immediately upon its adoption by the Board of Directors, but all grants of options shall be conditional upon the approval of the Plan by the stockholders of the Company within 12 months after adoption of the Plan by the Board of Directors.

     8.   Limitation of Rights
          --------------------

          (a)  No Right to Continue as a Director.  Neither the Plan, nor the
               ----------------------------------
granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time.

          (b)  No Stockholders' Rights for Options.  An optionee shall have no
               -----------------------------------
rights as a stockholder with respect to the shares covered by his options until the date of the issuance to him of a

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
stock certificate therefor, and no adjustment will be made for dividends or other rights (except as provided in Section 9) for which the record date is prior to the date such certificate is issued.

     9.   Changes in Common Stock
          -----------------------

          (a) If the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment will be made in (i) the maximum number and kind of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to then outstanding options under the Plan and (iii) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. No fractional shares will be issued under the Plan on account of any such adjustments.

          (b) In the event that the Company is merged or consolidated into or with another corporation (in which consolidation or merger the stockholders of the Company receive distributions of cash or securities of another issuer as a result thereof), or in the event that all or substantially all of the assets of the Company are acquired by any other person or entity, or in the event of a reorganization or liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall, as to outstanding options, either (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or successor corporation (or an affiliate thereof), or (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such merger, consolidation, acquisition, reorganization or liquidations unless exercised by the optionee within a specified number of days following the date of such notice.


                                      C-3

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     10.  Amendment of the Plan
          ---------------------

          The Board of Directors may suspend or discontinue the Plan or review or amend it in any respect whatsoever; provided, however, that without approval of the stockholders of the Company no revision or amendment shall change the number of shares subject to the Plan (except as provided in Section 9), change the designation of the class of directors eligible to receive options, or materially increase the benefits accruing to participants under the Plan. The Plan may not be amended more than once in any six-month period.

     11.  Notice
          ------

          Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Treasurer of the Company and shall become effective when it is received.

     12.  Governing Law
          -------------

          The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the Commonwealth of Massachusetts.


                                        Adopted by the Board of Directors
                                        on June 23, 1992.

                                        Approved by the stockholders
                                        on July 24, 1992.


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

            AMENDMENT NO. 1 TO THE 1992 DIRECTOR STOCK OPTION PLAN

                        OF BANYAN SYSTEMS INCORPORATED


     Subsection 5(c) of the 1992 Director Stock Option Plan (the "Plan") of Banyan Systems Incorporated is hereby amended and restated in its entirety to read as follows:

     "(c) Options Non-Transferrable.  Except as otherwise provided in the option
          -------------------------
agreement evidencing the option grant, each option granted under the Plan shall not be transferrable by the optionee otherwise than by will, or by the laws of descent and distribution, and shall be exercised during the lifetime of the optionee only by the optionee."

     Subsection 10 of the Plan is hereby amended and restated in its entirety to read as follows:

     "10. Amendment of the Plan.  The Board of Directors may at any time, and
          ---------------------
from time to time, modify, terminate or amend the Plan in any respect, except that if at any time the approval of the stockholders of the Company is required as to such modification or amendment under any applicable listing requirement or any applicable tax or regulatory requirement, the Board of Directors may not effect such modification or amendment without such approval."

                                             Adopted by the Board of
                                             Directors on January 16, 1997


            AMENDMENT NO. 2 TO THE 1992 DIRECTOR STOCK OPTION PLAN

                        OF BANYAN SYSTEMS INCORPORATED


     Section 4(a) of the 1992 Director Stock Option Plan (the "Plan") of Banyan Systems Incorporated is hereby amended, subject to stockholder approval, to increase from 100,000 to 200,000 the number of shares of Common Stock authorized for issuance under the Plan.

                                             Adopted by the Board of
                                             Directors on February 27, 1997

                                             Adopted by the Stockholders
                                             on May 12, 1997

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    AMENDMENT NO. 3 TO THE 1992 DIRECTOR STOCK OPTION PLAN OF BANYAN SYSTEMS
                                  INCORPORATED

1. Subsection 5(a)(i) of the Plan is hereby amended to increase the Annual Option from 3,000 to 8,000 shares of Common Stock.

2. Subsection 5(a)(ii) of the Plan is hereby amended to increase the Initial Option from 15,000 to 32,000 shares of Common Stock.

3. Section 5 of the Plan is hereby amended to add subsection (a)(iii) as follows:

  "(iii) Upon the fourth anniversary of the grant of an Initial Option to an eligible director, the Company shall grant to such director an option for 16,000 shares of Common Stock (the "Refresher Option"), provided that such director is an eligible director on the date of such grant."

  For each eligible director whose fourth anniversary of the grant of his Initial Option occurred or will occur prior to May 9, 2000, he will receive his Refresher Option on May 9, 2000.

4. The first sentence of Subsection 5(d) is hereby amended by adding the phrase "and Refresher Option" between the words "Initial Option" and "shall."

5. Subsection 9(b) of the Plan is hereby amended and restated in its entirety to read as follows:

  "(b) In the event that the Company is merged or consolidated into or with another corporation (in which consolidation or merger the stockholders of the Company receive distributions of cash or securities of another issuer as a result thereof), or in the event that all or substantially all of the assets of the Company are acquired by any other person or entity, or in the event of a reorganization or liquidation of the Company, then (i) all outstanding options shall automatically become vested in full and fully exercisable immediately prior to the consummation of such merger, consolidation, acquisition, reorganization or liquidation, and (ii) the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall, as to outstanding options, either (A) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or successor corporation (or affiliate thereof), or (B) upon written notice to the optionees, provide that all unexercised options will terminate immediately following the vesting of such options in accordance with clause (i) above and immediately prior to the consummation of such merger, consolidation, acquisition, reorganization or liquidation unless exercised by the optionee within a specified number of days following the date of such notice."

                                    Adopted by the Board of Directors
                                    on October 21, 1999

           AMENDMENT NO. 4 TO THE 1992 DIRECTOR STOCK OPTION PLAN OF
                          BANYAN SYSTEMS INCORPORATED

      Subsection 4(a) of the 1992 Director Stock Option Plan, as amended (the "Plan"), of Banyan Systems Incorporated is hereby amended, subject to stockholder approval, to increase from 200,000 to 325,000 the number of shares of Common Stock authorized for issuance under the Plan.


                                          Adopted by the Board of Directors on
                                          January 31, 2000

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